UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  February 11, 2004
      (Date of Earliest Event Reported:  February 10, 2004)

                 GULFTERRA ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)


     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)


                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (832) 676-4853


Item 5.  Other Events and Required FD Disclosure
         ----------------------------------------

On February 10, 2004, GulfTerra Energy Partners, L.P. announced that William G. Manias has assumed the position of chief financial officer. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements , Pro Forma Financial Information
          and Exhibits
          -------------------------------------------------------

          c)   Exhibits.

          Exhibit Number      Description
          --------------      ------------
             99.1             Press Release dated February 10, 2004.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GULFTERRA ENERGY PARTNERS, L.P.

                              By: /s/ Kathy A. Welch
                                 -----------------------
                                      Kathy. A Welch
                             Vice President and Controller
                             (Principal Accounting Officer)

Date:  February 11, 2004


                          EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
        99.1       Press Release dated February 10, 2004.